EXHIBIT 99.2
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STOCK PURCHASE AGREEMENT
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This Stock Purchase Agreement (this “Agreement”) is made as of April 19, 2005 by and between Ariel Way, Inc., a Delaware corporation (the “Company”), and Cornell Capital Partners, LP, a Delaware limited partnership (the “Purchaser”).

RECITAL:

The Company would like to sell and issue to the Purchaser, and the Purchaser would like to purchase from the Company, two million (2,000,000) shares (the “Purchased Shares”) of the Series A Redeemable Preferred Stock of the Company (“Series A Redeemable Preferred Stock”), with the rights, preference and privileges set forth in a Certificate of Designation filed by the Company with the Delaware Secretary of State, in the form attached hereto as Exhibit A (the “Certificate of Designation”), on the terms and conditions set forth in this Agreement.

AGREEMENT:

In consideration of the foregoing and the mutual promises contained herein, the parties hereto agree as follows:

1.  Purchase and Sale. By execution and delivery of this Agreement, the Company agrees to sell and issue to the Purchaser, and the Purchaser agrees to purchase from the Company, the Purchased Shares, for a purchase price of $1.00 per share and an aggregate purchase price of $2,000,000 (the “Purchase Price”).

2.  The Closing.

(a)  Closing Date. The closing of the purchase and sale of the Purchased Shares hereunder (the “Closing”) shall take place simultaneously with the execution and delivery of this Agreement (such date, the “Closing Date”), at the offices of the Company located at 8000 Towers Crescent Drive, Suite 1220, Vienna, VA 22182.

(b)  The Company’s Closing Deliveries. On or before the Closing, the Company shall have delivered to the Purchaser: (i) a copy of this Agreement, duly executed by the Company; (ii) evidence reasonably acceptable to the Purchaser of issuance to the Purchaser of a stock certificate representing the Purchased Shares (with the original stock certificate to be provided by the Company to the Purchaser as soon as reasonably practicable after the Closing); and (iii) a filed copy of the Certificate of Designation, certified by the Delaware Secretary of State as being in effect.

(c)  The Purchaser’s Closing Deliveries. On or before the Closing, the Purchaser shall have delivered to the Company: (i) a copy of this Agreement, duly executed by the Purchaser; and (ii) the Purchase Price, by wire transfer of immediately available funds to the Company’s account.

3.  Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows.

(a)  Power and Authority; Organization; Enforceability. The Company has full power and authority under its Certificate of Incorporation and Bylaws to execute, deliver and perform this Agreement. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on its behalf. This Agreement is enforceable against the Seller in accordance with its terms, except to the extent that such enforceability may be limited by laws affecting creditors’ rights and debtors’ obligations generally and legal limitations relating to remedies of specific performance and injunctive and other forms of equitable relief.

(b)  Non-Contravention. Other than the filing of the Certificate of Designation as required herein, the execution, delivery and performance of this Agreement by the Company requires no action by or with respect to, or filing with, any governmental body, agency or official that has not been made and does not contravene, or constitute a breach of or default under: (i) any provision of applicable law or regulation; (ii) the Company’s Certificate of Incorporation and Bylaws; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its assets.

(c)  Capitalization. The Company’s authorized capital stock consists of an aggregate of one hundred fifty million (150,000,000) shares, consisting of: (i) one hundred forty-five million (145,000,000) shares of the Company’s Common Stock, par value $.001 per share (“Common Stock”); and (ii) five million (5,000,000) shares of the Company’s Preferred Stock, par value $.001 per share (“Preferred Stock), with such rights, preferences and privileges as are determined by resolution of the Company’s Board of Directors and set forth in one or more Certificates of Designation filed by the Company with the Delaware Secretary of State, of which two million (2,000,000) shares have been designated Series A Redeemable Preferred Stock pursuant to the Certificate of Designation and the remaining three million (3,000,000) shares have not been designated. There are: (i) an aggregate of nineteen million eight hundred sixty (19,860,000) shares of Common Stock issued and outstanding, all of which are held by Netfran Development Corp., a Florida corporation; and (ii) giving effect to the issuance of the Purchased Shares contemplated by this Agreement, an aggregate of two million (2,000,000) issued and outstanding shares of Series A Redeemable Preferred Stock, all of which are held by the Purchaser.

(d)  Securities Law Matters. Subject in part to the truth and accuracy of the Purchaser’s representations and warranties set forth in Section 4, the offer, issuance and sale of the Purchased Shares are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of the exemption from such registration provided by Regulation D under the Securities Act

(e)  Solvency. Based on the Company’s financial plans, it is the Company’s reasonable judgment that, as of the date of this Agreement: (i) the fair value of the assets of the Company, at a fair valuation, exceeds its current debts and liabilities; (ii) the present fair saleable value of the property of the Company is greater than the amount that will be required to pay the probable liability of its current debts and other liabilities, as such debts and other liabilities become absolute and matured; (iii) the Company will be able to pay its debts and liabilities, as such debts and liabilities become absolute and matured; and (iv) the Company will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is currently proposed to be conducted following the Closing Date.

4.  Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company as follows.

(a)  Power and Authority; Organization; Enforceability. The Purchaser has the full power and authority under its organizational and governing documents to execute, deliver and perform this Agreement. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary action on its behalf. This Agreement is enforceable against the Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by laws affecting creditors’ rights and debtors’ obligations generally and legal limitations relating to remedies of specific performance and injunctive and other forms of equitable relief.

(b)  Non-Contravention. The execution, delivery and performance of this Agreement by the Purchaser requires no action by or with respect to, or filing with, any governmental body, agency or official that has not been made and does not contravene, or constitute a breach of or default under: (i) any provision of applicable law or regulation; (ii) the Purchaser’s organizational and governing documents; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Purchaser or any of its assets.

(c)  Accredited Investor; Restrictions on Transfer; Investment Intent; Investment Experience and Qualification. The Purchaser is an “accredited investor”, as that term is defined in Rule 501 of Regulation D under the Securities Act. The Purchaser has no need for liquidity in this investment, can afford a complete loss of its investment in the Purchased Shares and can afford to hold the investment in the Purchased Shares for an indefinite period of time. The Purchaser understands that the Purchased Shares are “restricted securities” that have not been registered under the Securities Act and applicable state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Purchaser will acquire the Purchased Shares for the Purchaser’s own account as principal, not as a nominee or agent, for investment purposes and not with a view to the sale or distribution thereof in violation of the Securities Act. The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Purchased Shares and is able to bear such risks, and has obtained, in its judgment, sufficient information concerning the Company and the Purchased Shares to evaluate the merits and risks of such investment. The Purchaser has evaluated the risks of investing in the Purchased Shares, understands there are substantial risks of loss incidental to the purchase of the Purchased Shares, and has determined that the Purchased Shares are a suitable investment for the Purchaser.

(d)  Review of Company Materials. The Purchaser has received all the information it considers necessary or appropriate for deciding whether to purchase the Purchased Shares. The Purchaser has had an opportunity to ask such questions and receive such answers from the Company regarding the Company and its financial performance and future prospects as the Purchaser has deemed necessary. The Purchaser agrees and acknowledges, however, that the Company has not made any representations and warranties to the Purchaser in connection with the Purchaser’s acquisition of the Purchased Shares hereunder other than the representations and warranties set forth in this Agreement.

(e)  Legend. The Purchaser agrees and acknowledges that the certificate(s) evidencing the Purchased Shares shall bear the following or a substantially similar legend and such other legends as may be required by applicable state securities laws.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW, AND THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT AND SUCH STATE LAWS OR A WRITTEN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT AND SUCH STATE LAWS.

(f)  Stop-Transfer Notices. The Purchaser agrees and acknowledges that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent with respect to the Purchased Shares. The Purchaser agrees and acknowledges that the Company shall not be required: (i) to transfer on its books any Purchased Shares that have been purportedly sold, assigned or otherwise transferred in violation of any of the provisions of this Agreement; or (ii) to treat as owner of such Purchased Shares or to accord the right to vote or pay dividends to any purchaser, assignee or other transferee to whom such Purchased Shares purportedly shall have been so transferred.

5.  Covenants.

(a) Use of Proceeds. The Company covenants and agrees that, during the time period starting on the Closing Date and ending on the one hundred twenty (120) day anniversary of the Closing Date, the full Purchase Price proceeds received by the Company from the Purchaser hereunder shall be deposited in a restricted account of the Company, pursuant to which the Company may not use or transfer any such funds without the prior written consent of the Purchaser. At the end of such time period, the Company and the Purchaser shall execute and deliver a joint written instruction to the bank in which such account is held, pursuant to which the restriction on such account shall be eliminated and the Company may thereafter use or transfer all of such funds without restriction.

(b) Solvency. The Company covenants and agrees that, at all times at which any of the Purchased Shares remain outstanding, it shall take all necessary actions to ensure that the Company’s representations and warranties contained in Section 3(e) remain true and correct.

6.  Miscellaneous.

(a)  Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing, shall be transmitted to the appropriate party by hand delivery, by registered or certified mail, return receipt requested, postage prepaid or by overnight delivery by a nationally recognized overnight courier and shall be addressed to the Company at: 8000 Towers Crescent Drive, Suite 1220, Vienna, VA 22182, Attn: President; and to the Purchaser at: 101 Hudson Street, Suite 3700, Jersey City, NJ 07302, Attn: President, or at such other address as shall have been provided by the Company or the Purchaser to the other party in accordance with this Section 6(a). Each notice or other communication transmitted in the manner described in this Section 6(a) shall be deemed to have been given and received for all purposes: (i) upon personal delivery to the party to be notified; (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

(b)  Jurisdiction; Venue; Waiver of Jury Trial. EACH OF THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS AND AGREES TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE OR FEDERAL COURTS IN THE STATE OF NEW JERSEY (THE “NEW JERSEY COURTS”) FOR ANY LITIGATION BETWEEN THEM ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN THE NEW JERSEY COURTS), WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE NEW JERSEY COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY COURT THAT SUCH LITIGATION BROUGHT IN THE NEW JERSEY COURTS HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUCH LITIGATION.

(c)  Governing Law. THE RELATIVE RIGHTS OF THE COMPANY AND THE HOLDERS OF ITS SECURITIES SHALL BE GOVERNED BY THE CORPORATE LAW OF THE STATE OF DELAWARE. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS OR CHOICE OF LAW RULES OR PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(d)  Counterparts; Facsimile Transmission. This Agreement may be executed in one or more counterparts. Signature pages to this Agreement delivered by facsimile transmission shall be considered to have been duly delivered and shall be valid and binding for all purposes.

(e)  Severability. The determination by a court of competent jurisdiction that any provision of this Agreement is invalid or unenforceable shall in no way affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect in the same manner and to the same extent as if the invalid or unenforceable provision had not been contained in this Agreement. If any such invalidity or unenforceability of a provision of this Agreement becomes known or apparent to any of the parties, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provisions specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

(f)  Further Assurances. The parties each agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

(g)  Amendment and Waiver. Neither this Agreement nor any provisions hereof shall be waived, modified, amended, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, modification, amendment, discharge or termination is sought. A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

(h)  Assignability; Binding Effect. This Agreement is not transferable or assignable by either party without the written consent of the other party, not be unreasonably withheld. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)  Entire Agreement. This Agreement, the exhibits hereto and any other documents expressly referred to herein contain the entire agreement of the parties with respect to the subject matter hereof, and supersede any prior communications, understandings or agreements of the parties with respect to the subject matter hereof.

(j)  Construction. Unless otherwise stated, references to sections or exhibits refer to the sections of or exhibits to this Agreement. Terms defined in the singular shall have comparable meanings when used in the plural, and vice versa. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. All exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized term used in any exhibit hereto, but not otherwise defined therein, shall have the meaning set forth in this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. When used in this Agreement, the term “hereunder” and/or “hereto” refer to this entire Agreement, and not to the particular provision of this Agreement in which such term is contained. Each of the parties hereto acknowledges and agrees that all parties hereto participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation shall arise with respect to this Agreement, then this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement, and no rule of strict construction shall be applied against any party.

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IN WITNESS WHEREOF, the parties hereto have executed this Series A Redeemable Preferred Stock Purchase Agreement as of the date written above.

THE COMPANY:

ARIEL WAY, INC.

By: ____________________________
Name: Arne Dunhem
Title: President and Chief Executive Officer

THE PURCHASER:

CORNELL CAPITAL PARTNERS, LP

By: ____________________________
Name:
Title:

Exhibit A:

Certificate of Designation

(attached)